                                                                   EXHIBIT 10.46

         AMENDMENT NO. 3 dated as of June 30, 1994 between TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (the "Company"), the Banks (as such term is
                                          -------
defined below) party hereto and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) ("Chase"), as agent (the "Agent").
  -----                   -----

         The Company, certain lenders (the "Banks") and the Agent are party to
                                            -----
a Credit Agreement dated as of July 1, 1993 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Credit
                                                                        ------
Agreement").
- - - ---------

         The Company has requested that the Banks agree, and the Banks party hereto are willing, to amend certain covenants, all on the terms and conditions of this Amendment.

         Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions.  Terms used but not defined herein shall have
                    -----------
the respective meanings ascribed to such terms in the Credit Agreement.

         Section 2. Amendments.  Subject to the satisfaction of the conditions\
                    ----------
to effectiveness specified in Section 4 hereof, but with effect on and after the date hereof, the Credit Agreement shall be amended as follows:

         (a) The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement shall be amended (1) by deleting clauses (a), (b) and (c) immediately preceding the proviso therein and substituting the following therefor:

             "(a) with respect to Base Rate Loans, 5/8 of 1% per annum for the period prior to December 31, 1993, 3/8 of 1% per annum for the period from and after said date to and including June 30, 1994, and 1/2 of 1% per annum thereafter;

             (b) with respect to CD Loans, 1-3/4% per annum for the period prior to December 31, 1993, 1-1/2% per annum for the period from and after said date to and including June 30, 1994, and 1-5/8% per annum thereafter; and

             (c) with respect to Eurodollar Loans, 1-5/8% per annum for the period prior to December 31, 1993, 1-3/8% per annum for the period from and after said date to



                               Amendment No. 3
     and including June 30, 1994, and 1-1/2% per annum thereafter;" and

          (2) by deleting the schedule at the end thereof and substituting the following therefor:

                                                    "Applicable Margin (% p.a.)
                                                     --------------------------
     Range of Funded                      Base Rate             Eurodollar               CD
       Debt Ratio                           Loans                 Loans                 Loans
     ---------------                      ---------            -----------              -----

     Greater than 6.0:1                     1/2%                 1-1/2%                 1-5/8%

     Less than or equal                     3/8%                 1-3/8%                 1-1/2%
     to 6.0:1 and greater
     than or equal to 5.5:1

     Less than 5.5:1                        1/8%                 1-1/8%                 1-1/4%
     and greater than
     or equal to 5.0:1

     Less than 5.0:1                          0%                     1%                 1-1/8%
     and greater than
     or equal to 4.5:1

     Less than 4.5:1                          0%                   7/8%                     1%
     and greater than
     or equal to 4.0:1

     Less than 4.0:1                          0%                   3/4%                   7/8%
     and greater than
     or equal to 3.5:1

     Less than 3.5:1                          0%                   5/8%                   3/4%
     and greater than
     or equal to 3.0:1

     Less than 3.0:1                          0%                   1/2%                   5/8%"

     (b) Section 8.13 of the Credit Agreement shall be amended to read in its entirety as follows:

           "8.13  Funded Debt Ratio.  The Company shall not permit the Funded
                  -----------------
     Debt Ratio to exceed the following respective ratios at any time during the following respective periods:





                                Amendment No. 3

                             Period                                                     Ratio
                             ------                                                     -----
                    From and including the
                    first Delivery Date
                    after the date hereof
                    through but excluding
                    the first Delivery Date after
                    December 31, 1994                                                   6.50 to 1.00

                    From and including
                    the first Delivery Date
                    after December 31, 1994
                    through but excluding
                    the first Delivery Date after
                    March 31, 1995                                                      6.25 to 1.00

                    From and including
                    the first Delivery Date
                    after March 31, 1995
                    through but excluding
                    the first Delivery Date after
                    September 30, 1996                                                  6.00 to 1.00

                    From and including
                    the first Delivery Date
                    after September 30, 1995
                    through but excluding
                    the first Delivery Date after
                    September 30, 1996                                                  5.50 to 1.00

                    From and including
                    the first Delivery Date
                    after September 30, 1996
                    through but excluding
                    the first Delivery Date after
                    September 30, 1997                                                  5.00 to 1.00

                    From and including
                    the first Delivery Date
                    after September 30, 1997
                    and at all times thereafter                                         4.50 to 1.00"

                    Section 3.  Representations and Warranties.  The Company
                                ------------------------------
represents and warrants to the Banks and the Agent that (a) this Amendment has been duly and validly executed and delivered by the Company and constitutes the Company's legal, valid and binding obligation, enforceable against the company in accordance with its terms and (b) after giving effect to this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Company in Section 7 of the Credit Amendment are true and correct on and





                                Amendment No. 3
as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

        Section 4.  Conditions To Effectiveness.  The amendments to the Credit
                    ---------------------------
Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the receipt by the Agent of this Amendment, duly executed and delivered by the Company, each of the Majority Banks and the Agent.

        Section 5.  Documents Otherwise Unchanged.  Except as herein provided,
                    -----------------------------
the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement and words of similar import in the Credit Agreement, as amended hereby, and the Notes shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

        Section 6.  Counterparts.  This Amendment may be executed in any number
                    ------------
of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

        Section 7.  Binding Effect.  This Amendment shall be binding upon and
                    --------------
inure to the benefit of the parties hereto and their respective successors and assigns.

        Section 8.  Governing Law.  This Amendment shall be governed by, and
                    -------------
construed in accordance with, the law of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                        TURNER BROADCASTING SYSTEM, INC.


                                        By /s/
                                           ----------------------------
                                           Title:





                                Amendment No. 3

                                         THE CHASE MANHATTAN BANK
                                          (NATIONAL ASSOCIATION)


                                         By /s/ Thomas M. Malone
                                            -------------------------
                                            Title: Managing Director

                                         ABN-AMRO BANK N.V.


                                         By
                                            -------------------------
                                            Title: Vice President

                                         BANK OF AMERICA NT&SA


                                         By
                                            -------------------------
                                            Title: Vice President

                                         THE FIRST NATIONAL BANK OF BOSTON


                                         By
                                            -------------------------
                                            Title: Director

                                         THE BANK OF CALIFORNIA, N.A.


                                         By
                                            -------------------------
                                            Title: Vice President

                                         BANK OF MONTREAL


                                         By /s/ Yvonne Bos
                                            -------------------------
                                            Title: Managing Director





                                Amendment No. 3

                                     - 6 -
                                             THE BANK OF NEW YORK


                                             By
                                                -------------------------
                                                Title: Vice President

                                             THE BANK OF NOVA SCOTIA


                                             By
                                                -------------------------
                                                Title:

                                             BANK OF SCOTLAND


                                             By /s/ Catherine M. Oniffrey
                                                -------------------------
                                                Title: Vice President

                                             BANQUE FRANCAISE DU COMMERCE
                                               EXTERIEUR


                                             By
                                                -------------------------
                                                Title:


                                             By
                                                -------------------------
                                                Title:

                                             BARCLAYS BANK PLC


                                             By /s/ Douglas A. Butler
                                                -------------------------
                                                Title: Associate Director




                               Amendment No. 3

                                          CIBC, INC.


                                          By /s/
                                             ---------------------------
                                             Title: Vice President

                                          CHEMICAL BANK

                                          By
                                             ---------------------------
                                             Title: Vice President

                                          CITIBANK, N.A.

                                          By
                                             ---------------------------
                                             Title:

                                          CONTINENTAL BANK N.A.

                                          By /s/ Paul B. Higdon
                                             ---------------------------
                                             Title: Managing Director

                                          CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                          By /s/ Bruce M. Yeager
                                             ---------------------------
                                             Title:

                                          CREDIT SUISSE

                                          By /s/ Harry R. Olsen
                                             ---------------------------
                                             Title: Member of Senior Management

                                          By /s/ Kristinn R. Kristinsson
                                             ---------------------------
                                             Title: Associate




                               Amendment No. 3

                                          THE FIRST NATIONAL BANK OF CHICAGO


                                          By
                                             ----------------------------
                                             Title: Vice President

                                          FIRST UNION NATIONAL BANK OF GEORGIA


                                          By
                                             ----------------------------
                                             Title: Vice President

                                          THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED


                                          By /s/ Junya Fujiwara
                                             ----------------------------
                                             Title: Senior Vice President and
                                                               Manager

                                          LTCB TRUST COMPANY


                                          By
                                             ----------------------------
                                             Title: Senior Vice President

                                          MELLON BANK, N.A.


                                          By
                                             ----------------------------
                                             Title:

                                          THE MITSUBISHI TRUST AND BANKING
                                             CORPORATION


                                          By
                                             ----------------------------
                                             Title: Senior Vice President





                               Amendment No. 3

                                         NATIONSBANK OF TEXAS, N.A.


                                         By /s/
                                            ----------------------------
                                            Title: Vice President

                                         THE NIPPON CREDIT BANK, LTD.


                                         By /s/ David C. Carrington
                                            ---------------------------
                                            Title: Vice President and Manager

                                         ROYAL BANK OF CANADA


                                         By
                                            ---------------------------
                                            Title: Senior Manager

                                         THE SAKURA BANK, LIMITED, ATLANTA
                                            AGENCY


                                         By
                                            ---------------------------
                                            Title: Vice President and Senior
                                                      Manager

                                         SOCIETE GENERALE


                                         By
                                            ---------------------------
                                            Title: Vice President and Manager

                                            THE TOKAI BANK, LIMITED


                                         By
                                            ---------------------------
                                            Title: Deputy General Manager

                                         THE TORONTO-DOMINION BANK


                                         By /s/ F. B. Hawley
                                            ---------------------------
                                            Title: Manager CR. ADMIN.






                               Amendment No. 3

                                           UNION BANK


                                           By /s/
                                              ---------------------------
                                              Title: Vice President


                                           By /s/ Christine P. Ball
                                              ---------------------------
                                              Title: Assistant Vice President

                                           THE YASUDA TRUST AND BANKING CO.,
                                              LTD.


                                           By
                                              ---------------------------
                                              Title: First Vice President

                                           BANKERS TRUST COMPANY


                                           By /s/ Mary Jo Jolly
                                              ---------------------------
                                              Title: Assistant Vice President

                                           BANK OF HAWAII


                                           By
                                              ---------------------------
                                              Title: Vice President

                                           BANK PARIBAS


                                           By
                                              ---------------------------
                                              Title: Vice President

                                           CORESTATES BANK, N.A.


                                           By
                                              ---------------------------
                                              Title: Assistant Vice President




                               Amendment No. 3

                                            CRESTAR BANK


                                            By /s/
                                               --------------------------
                                               Title: Vice President

                                            THE FUJI BANK, LTD.


                                            By
                                               --------------------------
                                               Title: Vice President and Senior
                                                        Manager

                                            THE HOKKAIDO TAKUSHOKU BANK, LTD.


                                            By
                                               --------------------------
                                               Title: Senior Vice President

                                            MIDLAND BANK, PLC


                                            By
                                               ---------------------------
                                               Title: Director

                                            PNC BANK, NATIONAL ASSOCIATION


                                            By /s/ Robert J. Mitchell, Jr.
                                               ---------------------------
                                               Title: Vice President

                                            SHAWMUT BANK CONNECTICUT, N.A.


                                            By
                                               ---------------------------
                                               Title: Vice President





                               Amendment No. 3

                                           SWISS BANK CORPORATION,
                                             NEW YORK BRANCH


                                           By /s/
                                              -------------------------
                                              Title: Director
                                                     Merchant Banking

                                           By /s/ Teresa A. Portela
                                              -------------------------
                                              Title: Associate Director
                                                     Merchant Banking

                                           THE CHASE MANHATTAN BANK
                                             (NATIONAL ASSOCIATION),
                                             as Agent


                                           By /s/ Thomas M. Malone
                                              -------------------------
                                           Title: Managing Director





                               Amendment No. 3